UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported):  June 25, 2015

PFO GLOBAL, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-167380	65-0434332
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3501-B N. Ponce de Leon Blvd., #393, St. Augustine, Florida 32084
(Address of principal executive offices)

Registrant’s telephone number, including area code: (904) 221-1973

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

Indemnification Agreements

On June 25, 2015, PFO Global, Inc. (the “Company”) entered into an Indemnification Agreement with each of the current directors and executive officers of the Company (collectively, the “Indemnitees”). The Indemnification Agreements clarify and supplement indemnification provisions already contained in the Company’s Bylaws and generally provide that the Company shall indemnify the Indemnitees to the fullest extent permitted by Nevada law, subject to certain exceptions, against expenses, judgments, fines and other amounts actually and reasonably incurred in connection with their service as a director or officer and also provide for rights to advancement of expenses and contribution.

The description of the Indemnification Agreements set forth in this Item 1.01 is not complete and is qualified in its entirety by reference to the full text of the form of Indemnification Agreement between the Company and each of the Indemnitees, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Amendment to Separation Agreement and Promissory Note

On June 25, 2015, the Company entered into an amendment agreement (the “Amendment”) with Thomas Rickards (“Rickards”), which amended the (i) Resignation, Separation and Release Agreement, dated April 28, 2015 between the Company and Rickards and (ii) the Promissory Note, dated April 28, 2015, issued by the Company in favor of Rickards (the “Note”).

Pursuant to the Amendment, the amount of the Note was reduced from $225,000 to $160,000 and the maturity date was amended from June 12, 2015 to the earlier of (i) September 1, 2015 or (ii) the acquisition of a private company.  In addition, Rickards agreed to receive certain shares of common stock and acknowledged that no further fees or expenses are due to him by the Company.

The description of the Amendment set forth in this Item 1.01 is not complete and is qualified in its entirety by reference to the full text of the form of Amendment between the Company and Rickards, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 26, 2015, the Company filed with the Secretary of State of Nevada an Amended and Restated Certificate of Designation for the Company’s Series A Convertible Preferred Stock (the “Amended and Restated Certificate of Designation”) therein amending and restating the Certificate of Designation for the Series A Preferred Stock filed with the Secretary of State of Nevada on May 27, 2015.

The Amended and Restated Certificate of Designation modified the (i) stated value per share of Series A Preferred Stock to $100,000 per share, (ii) conversion price to a fixed conversion price of $0.95955735, (iii) the beneficial ownership limitation to 4.9%, and (iv) liquidated damages for the Company’s failure to timely issue shares upon a conversion to $5,000 per day, which increases over time.  In addition, the Amended and Restated Certificate of Designation now requires that all shares of Series A Preferred Stock be converted no later than 18 months after a change of control transaction (the “Termination Date”) and any shares of Series A Preferred Stock outstanding on the Termination Date will automatically be retired and cancelled and deemed no longer outstanding.

Additionally, the Amended and Restated Certificate of Designation removed adjustments to the conversion price upon certain events, including organic changes and subsequent dilutive issuances, removed redemptions (at a premium price) upon certain events of default and triggering events, increased the amount of time the Company had to timely deliver shares of common stock upon a conversion, and made other minor technical corrections.  As a result of the changes, the Series A Preferred Stock is convertible into an aggregate of 5,612,500 shares of the Company’s common stock, subject to the 4.9% beneficial ownership limitation described above.

On June 23, 2015, the Company filed a certificate of correction (the “Certificate of Correction”) with the Secretary of State of Nevada to its articles of merger filed with the Secretary of State of Nevada on June 2, 2015 in order to file under the appropriate provision of the Nevada Revised Statutes applicable to foreign and domestic entity mergers related to the merger between the Company and its wholly-owned subsidiary in order to change the state of incorporation from Florida to Nevada (the “Merger”). A copy of the Certificate of Correction is filed as Exhibit 2.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The foregoing summary of the Amended and Restated Certificate of Designation is qualified in its entirety by the Amended and Restated Certificate of Designation filed herewith as Exhibit 3.1 and which is incorporated by reference herein.

Item 5.07                      Submission of Matters to a Vote of Security Holders.

By resolution dated June 25, 2015, holders of a majority of the outstanding shares of the Company’s common stock adopted, by written consent, the PFO Global, Inc. 2015 Equity Incentive Plan (the “2015 Plan”) and approved the reservation of 2,760,000 shares of the Company’s common stock for issuance under the 2015 Plan.   A copy of the 2015 Plan is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

As indicated above, on June 23, 2015, the Merger was deemed approved by holders of a majority of the outstanding shares of the Company’s common stock relative to the Certificate of Correction.

On June 26, 2015, holders of a majority of the outstanding shares of the Company’s common stock approved the amended and restated certificate of designation for Series A Preferred Stock.

Item 8.01                      Other Information.

The Company is filing a corrected version of the Agreement and Plan of Merger dated June 2, 2015 by and between Energy Telecom, Inc. and Energy Telecom Reincorporation Sub., Inc. (the “Merger Agreement”), previously filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 8, 2015, in order to file the final executed version of the Merger Agreement.  The Merger Agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits.

2.1	Agreement and Plan of Merger
2.2	Certificate of Correction to Articles of Merger
3.1	Amended and Restated Certificate of Designation of Series A Preferred Stock filed with the Secretary of State of the State of Nevada
10.1	Form of Indemnification Agreement
10.2	Amendment Agreement, dated June 25, 2015, by and between the Company and Thomas Rickards
10.3	2015 Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PFO GLOBAL, INC.

Dated: June 26, 2015	BY:	/s/ MOHIT BHANSALI
Mohit Bhansali President